UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): July 30, 2010

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

Extension and Modification of Loan Agreement

On July 30, 2010, The Goldfield Corporation (the “Company”), and certain of its wholly owned subsidiaries, including Pineapple House of Brevard, as borrower, and Branch Banking and Trust Company (the “Bank”) entered into an Extension and Modification of a $881,000 Loan Agreement (the “Pineapple House Mortgage”) originally entered into by the parties on November 18, 2005, last modified on May 18, 2010 and last extended on July 16, 2010. Pursuant to the loan extension the maturity date of the Pineapple House Mortgage is extended from August 2, 2010 to July 18, 2011, subject to further extension by the Bank at its discretion.

Pursuant to the loan modification the maximum principal amount of the Pineapple House Mortgage is reduced from $881,000 to $499,405, and now includes a minimum interest rate of 3.2%. The revised maximum principal amount reflects the current principal balance outstanding of $450,591.51 plus an interest reserve of $48,813.77, which may be used for the payment of accrued interest. Since the Company does not plan on proceeding with the next phase of the Pineapple House project at this time, it has negotiated this reduction with the Bank. Interest is payable monthly commencing August 18, 2010 and continuing until the extended maturity date, upon which the outstanding principal balance is due and payable. The Company and the Bank have also agreed to release Oak Park of Brevard, Inc. as a guarantor of payment of the Pineapple House Mortgage. All of the other terms of the Pineapple House Mortgage and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Report on Form 8-K dated November 22, 2005.

The foregoing description of the loan Extension and Modification does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Modification of the Pineapple House Mortgage filed as Exhibit 10-1, the Allonge to the Pineapple House Mortgage filed as Exhibit 10-2, the Second Amendment to the Loan Agreement of the Pineapple House Mortgage filed as Exhibit 10-3, and the Release of Guarantor filed as Exhibit 10-4 to this Current Report on Form 8-K, the Loan Extension of the Pineapple House Mortgage filed as Exhibit 10-1 to the Company’s Current Report on Form 8-K filed on July 18, 2010, the Modification of the Pineapple House Mortgage filed as Exhibit 10-1, the Allonge to the Pineapple House Mortgage filed as Exhibit 10-2, and the First Amendment to the Loan Agreement of the Pineapple House Mortgage filed as Exhibit 10-3 to the Company’s Current Report on Form 8-K filed on May 18, 2010, the description of the Pineapple House Mortgage in the Company’s Current Reports on Form 8-K filed on November 22, 2005, September 28, 2007 and March 10, 2009 and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, and the related exhibits thereto, and the discussion of debt covenants in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources,” and each of the foregoing is incorporated herein by reference.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Extension and Modification of Loan Agreement,” the Company, certain of its wholly owned subsidiaries and the Bank entered into an extension and modification of the Pineapple House Mortgage. The Modification of the Pineapple House Mortgage filed as Exhibit 10-1, the Allonge to the Pineapple House Mortgage filed as Exhibit 10-2, the Second Amendment to the Loan Agreement of the Pineapple House Mortgage filed as Exhibit 10-3, and the Release of Guarantor filed as Exhibit 10-4 to this Current Report on Form 8-K, the description of the Pineapple House Mortgage in the Company’s Current Reports on Form 8-K filed on November 22, 2005, September 28, 2007 and March 10, 2009 and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, the Modification of the Pineapple House Mortgage filed as Exhibit 10-1, the Allonge to the Pineapple House Mortgage filed as Exhibit 10-2, and the First Amendment to the Loan Agreement of the Pineapple House Mortgage filed as Exhibit 10-3 to the Company’s Current Report on Form 8-K filed on May 18, 2010, the Loan Extension of the Pineapple House Mortgage filed as Exhibit 10-1 to the Company’s Current Report on Form 8-K filed on July 18, 2010 and the discussion of debt covenants in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources,” are incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Modification of Mortgage of The Goldfield Corporation relating to Loans of up to $499,000.

10-2	Allonge to Promissory Note of The Goldfield Corporation relating to Loans of up to $499,000.

10-3	Second Amendment to Loan Agreement For Construction and Other Matters.

10-4	Release of Guarantor Oak Park of Brevard, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 5, 2010

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

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